SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         -------------------------------

                         Date of Report: March 27, 2001



                              U.S. Industries, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                  1-14557                    22-3568449
---------------------           ----------------------------       -------------
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                                 Identification
                                                                       Number)


101 Wood Avenue South, Iselin, N.J.                           08830-0169
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:          (732) 767-0700
                                                            ------------------




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Item 5.     Other Events.
            ------------

            On March 26, 2001, U.S. Industries, Inc. issued the press release attached to this Form 8-K as exhibit 99.1.




Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)   Exhibits

      99.1  U.S. Industries, Inc. Press Release, dated March 26, 2001.




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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       U.S. Industries, Inc.



                                       By:   /s/  Steven C. Barre
                                          --------------------------------------
                                          Name:     Steven C. Barre
                                          Title:    Vice President, General
                                                    Counsel and Secretary


Date: March 27, 2001




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                                  EXHIBIT INDEX

Item No.

99.1  U.S. Industries, Inc. Press Release, dated March 26, 2001.